Exhibit 99.2

Supplemental Presentation Materials Fourth Quarter and Full Year 2008 Financial Review and Analysis (Unaudited) January 27, 2009

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including a previous government investigation into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigation by the U.S. Department of Justice ("DOJ") (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its financial performance in the near- term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions. The financial information presented in this document represents preliminary, unaudited financial results. Slide 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated January 27, 2009.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies the anticipated full-year GAAP tax rate to the non-GAAP adjustments to determine adjusted non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 3

Full Year 2008 Overview Sales declined approximately 3% on an organic basis, reflecting soft market conditions as well as inventory reductions, particularly among Office Products customers Reported sales up approximately 6%, driven by acquisitions and the impact of currency translation, partially offset by volume decline Significant raw material inflation (^ $125 mil.) during a period of weak underlying demand compressed operating margin Selling price increases and material cost-out initiatives partially offset higher raw material costs, but inflation-driven margin gap remained significant at year-end Additional price increases implemented in January While emerging markets continued to outperform developed markets during the year, the slowdown has been global Paxar integration essentially complete; run-rate savings target realized at year-end

Full Year 2008 Overview (continued) In response to worsening market conditions, identified aggressive actions for sustainable reduction in cost structure Anticipate $150 million of annual savings from new actions by 2010, impacting approx. 10% of the Company's global workforce; roughly $70 million of incremental restructuring savings (net of transition costs) from these actions expected in 2009 Protecting investment in R&D and key growth programs Allocating capital investment to emerging markets, as needed Focused on select new business opportunities (e.g., new auto-ID applications, expansion in Japan, etc.) Transforming the RIS business model through Enterprise Lean Sigma and investments in technology Notwithstanding the challenging environment, achieved record free cash flow ($365 mil.) Strong free cash flow to remain a primary goal through the recession Renegotiated debt covenants to increase operational flexibility

Fourth Quarter Overview Net sales declined 11.8% from prior year; 8.1% decline in sales on an organic basis Net effect of DM Label acquisition was 0.6% Currency translation reduced sales growth by 4.4% (approx. $0.05 negative impact to earnings per share) Operating margin before restructuring and asset impairment charges and transition costs associated with acquisition integrations declined to 4.9% Decline reflects raw material inflation and reduced fixed cost leverage, partially offset by productivity improvement and pricing actions

Fourth Quarter Overview (continued) Annual effective tax rate was approx. 2%, reflecting geographic income mix and the result of effective tax planning and other factors Effective tax rate for the quarter was approx. negative 51%, including net benefit of approx. $25 million from tax planning actions, changes in tax reserves, and statutory tax rate changes Ongoing annual tax rate expected to be in the low 20% range, although it can vary significantly from quarter to quarter Reported E.P.S. of $0.43 includes $0.22 of restructuring and asset impairment charges and transition costs for acquisition integrations $0.08 of transition costs associated with integrations $0.14 of restructuring and asset impairment charges Adjusted E.P.S. of $0.65

Reported Sales Growth 21.4% 18.4% 20.0% 2.6% (11.8)% Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). 4Q07 1Q08 2Q08 Organic Sales Growth(1) (0.6)% (1.9)% (0.6)% (2.4)% (8.1)% Acquisitions, Net of Divestitures 15.1% 14.1% 13.5% 0.6% 0.6% Currency Translation 7.0% 6.1% 7.1% 4.5% (4.4)% 3Q08 4Q08

Gross Profit Margin (total Company) 25.0% 28.1% 25.2% Operating Margin (non-GAAP(1)): Pressure-sensitive Materials 5.5% 9.0% 6.9% Retail Information Services 1.3% 6.7% 1.6% Office and Consumer Products 20.7% 21.9% 17.0% Other specialty converting businesses (6.8)% 2.4% 1.4% Total Company 4.9% 9.6% 6.6% (1) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. 4Q08 4Q07 3Q08 Margin Analysis

Key Factors Impacting Margin(1) Gross profit margin declined to 25.0% Decline reflects raw material inflation and reduced fixed cost leverage, partially offset by benefits from productivity and pricing actions Marketing, general and administrative (MG&A) expense ratio increased by 1.7 points compared to the prior year Absolute MG&A spending (before integration costs) decreased by approximately $13 mil. compared to the prior year, as currency translation (approx. $11 mil.) and cost reductions more than offset increased spending related to DM Label acquisition (approx. $3 mil.) and incremental amortization of intangibles (approx. $2 mil.) (1) Comparisons to prior year exclude acquisition integration costs incurred in both years; see Slide 18 for reconciliation

PRESSURE-SENSITIVE MATERIALS Reported sales of $808 mil., down 9% compared with prior year Organic sales decline of approx. 4% Change in sales for roll materials business by region, adjusted for the effect of currency and intercompany sales: Europe and North America both down at low single digit rates Asia grew at low single digit rate South America down mid single digit rate Graphics & Reflective business down low double digit rate before currency Excluding restructuring charges and other items, operating margin declined to 5.5%, as reduced fixed cost leverage and the effects of raw material inflation more than offset the benefit of price increases, restructuring and other productivity initiatives Implemented additional price increases in roll materials business in January to mitigate continued margin gap due to inflation 4Q08 Segment Overview

4Q08 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $359 mil., down 13% compared with prior year Organic sales decline of approx. 12% Continued weakness of domestic retail apparel market and further weakening in Europe Operating margin before transition costs, restructuring, and other items declined to 1.3%, as incremental integration savings (approx. $11 mil.) and other productivity actions were more than offset by the effects of: Lower volume (reduced fixed cost leverage) Employee-related, raw material and other cost inflation Incremental intangible amortization (approx. $2 mil.)

4Q08 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $226 mil., down 17% compared with prior year Organic sales decline of approx. 14%, reflecting combination of weak end market demand and tight inventory control among customers Excluding restructuring charges and other items, operating margin declined by 1.2 points to 20.7%, reflecting reduced fixed cost leverage and raw material inflation, partially offset by price increases, restructuring and other productivity initiatives Additional price increases took effect January 1 OTHER SPECIALTY CONVERTING BUSINESSES Reported sales of $118 mil., down 16% compared with prior year Organic sales decline of approx. 14%, or approx. 13% when adjusted for exit of low margin distribution business Excluding restructuring charges and other items, operating margin declined to negative 6.8%, as the benefit of productivity initiatives and a reduction in the loss from RFID was more than offset by reduced fixed cost leverage and inflation

FY08 Cash Flow and Y/E Debt-To-Total Capital (Millions, except as noted) 2008 2007 Net cash provided by operating activities $ 539.7 $ 499.4 Purchase of property, plant and equipment $(128.5) $(190.5) Purchase of software and other deferred charges $ (63.1) $ (64.3) Proceeds from sale of investments, net $ 17.2 $ 0.0 Free Cash Flow(1) $ 365.3 $ 244.6 Dividends paid $(175.0) $(171.8) Purchase of treasury stock $ (9.8) $ (63.2) Total debt to total capital 55.8% 53.1% (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net.

Actions to Increase Operational Flexibility Secured agreements to amend credit facility covenants to increase operating flexibility (effective 1/23/09): Amendments include carve-out for up to $155 mil. of cumulative restructuring charges for 4Q08 through 4Q09 Pricing = LIBOR + 225 basis points at current debt rating

Contributing Factors to 2009 Financial Results P&L Considerations Two key variables are too volatile to provide meaningful 2009 earnings forecast: Volume (see Slide 17 for sensitivity to volume assumption) Raw material costs and pricing trend (assumed net neutral impact for modeling purposes) Other factors that will impact 2009 earnings include: Currency translation (at current rates, represents approx. 7% headwind to reported sales growth; approx. $40 mil. negative impact to EBIT vs. 2008) Estimated $70 mil. of savings (net of transition costs) from new restructuring actions Majority of the $120 mil. estimated total restructuring costs associated with new actions will be recognized in 2009 Carryover savings of approx. $40 mil. from previously implemented actions Increased investment in new business opportunities and transformation of RIS business model Incremental pension and other employee-related expenses Lower interest expense Higher tax rate Certain anticipated changes to capital structure 53 weeks in 2009 fiscal year; 14 weeks in first quarter (minimal benefit to FY earnings)

Contributing Factors to 2009 Financial Results (continued) Cash Flow Considerations Capital expenditures (including IT) of $120 to $150 mil. Depreciation and amortization ^ $275 mil. Expected incremental contribution to pension fund = $25 mil. Sensitivity of Results to Recent Revenue Trends Combining recent revenue trends and factors outlined on Slides 16 and 17 could yield the following results in 2009: * Excludes restructuring and asset impairment charges, transition costs associated with acquisition integrations, and other items, totaling an estimated $120 mil. on a pre-tax basis. This information is provided for illustrative purposes only.

Backup: Fourth Quarter Margin Comparison Reconciliation for Effects of Acquisition Integration Costs